Exhibit 99.1

CMS Energy Announces Strong Second Quarter
Performance with Confidence Toward the High End
of 2021 EPS Guidance

JACKSON, Mich., July 29, 2021 – CMS Energy announced today reported earnings per share of $0.61 for the second quarter of 2021, compared to $0.48 per share for the same quarter in 2020. The company’s reported earnings per share from continuing operations were $0.55 for the second quarter of 2021, compared to $0.45 per share for the same quarter in 2020, which exclude the discontinued operations of EnerBank given the pending sale. The company’s adjusted earnings per share from continuing operations were $0.55 for the second quarter of 2021, compared to $0.46 per share for the same quarter in 2020, which exclude the discontinued operations of EnerBank given the pending sale.

2021 Financial Results

	Q2	YTD
Reported Total EPS (GAAP)	$0.61	$1.82
Plus: Disposal of Disc. Ops.	0.01	0.01
Less: EnerBank Disc. Ops.	(0.07)	(0.19)
Reported (GAAP) and Adj. Continuing Ops. EPS (non-GAAP)	$0.55	$1.64

“CMS Energy is in a solid position to deliver on our commitments to our customers, co-workers, communities, the planet and our investors with a focus on being a world class energy company,” said Garrick Rochow, President and CEO of CMS Energy and Consumers Energy. “With our recent Integrated Resource Plan filing and pending sale of EnerBank, we are well positioned to fund and implement key initiatives related to our clean energy transformation while also expecting to be toward the high end of our 2021 guidance range.”

CMS Energy reaffirmed its full-year 2021 adjusted earnings from continuing operations guidance of $2.61 - $2.65 per share* (*See below for important information about non-GAAP measures). CMS Energy also reaffirmed 2022 adjusted earnings guidance of $2.85 - $2.87 per share and long-term adjusted EPS growth of 6 to 8 percent.

CMS Energy (NYSE: CMS) is a Michigan-based energy company featuring Consumers Energy as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2021 second quarter results and provide a business and financial outlook on July 29 at 9:30 a.m. (EDT). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Events and Presentations.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company’s adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.

This news release contains "forward-looking statements." The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/740-1739

Investment Analyst Contact: Travis Uphaus, 517/817-9241

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Six Months Ended
	6/30/21	6/30/20	6/30/21	6/30/20
Operating revenue	$1,558	$1,382	$3,571	$3,184

Operating expenses	1,306	1,134	2,889	2,601

Operating Income	252	248	682	583

Other income	48	32	92	71

Interest charges	125	127	249	248

Income Before Income Taxes	175	153	525	406

Income tax expense	22	24	64	48

Income From Continuing Operations	153	129	461	358

Income from discontinued operations, net of tax	18	8	52	22

Net Income	171	137	513	380

Income (loss) attributable to noncontrolling interests	(5)	1	(12)	1

Net Income Available to Common Stockholders	$176	$136	$525	$379

Basic Earnings Per Average Common Share
Income from continuing operations per average common share available to common stockholders	$0.55	$0.45	$1.64	$1.25
Income from discontinued operations per average common share available to common stockholders	0.06	0.03	0.18	0.08
Basic earnings per average common share	$0.61	$0.48	$1.82	$1.33

Diluted Earnings Per Average Common Share
Income from continuing operations per average common share available to common stockholders	$0.55	$0.45	$1.64	$1.25
Income from discontinued operations per average common share available to common stockholders	0.06	0.03	0.18	0.08
Diluted earnings per average common share	$0.61	$0.48	$1.82	$1.33

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	6/30/21	12/31/20
Assets
Current assets
Cash and cash equivalents	$153	$32
Restricted cash and cash equivalents	18	17
Assets held for sale	448	429
Other current assets	1,703	1,926
Total current assets	2,322	2,404
Non-current assets
Plant, property, and equipment	21,533	21,017
Assets held for sale	2,584	2,680
Other non-current assets	3,514	3,565
Total Assets	$29,953	$29,666

Liabilities and Equity
Current liabilities (1)
Liabilities held for sale	$990	$953
Other current liabilities	1,535	1,530
Total current liabilities	2,525	2,483
Non-current liabilities (1)
Liabilities held for sale	1,717	1,894
Other non-current liabilities	6,978	6,821
Total non-current liabilities	8,695	8,715
Capitalization
Debt, finance leases, and other financing (excluding securitization debt) (2)
Debt, finance leases, and other financing (excluding non-recourse and securitization debt)	12,077	12,083
Non-recourse debt	79	83
Total debt, finance leases, and other financing (excluding securitization debt)	12,156	12,166
Noncontrolling interests	569	581
Common stockholders' equity	5,797	5,496
Total capitalization (excluding securitization debt)	18,522	18,243
Securitization debt (2)	211	225
Total Liabilities and Equity	$29,953	$29,666

(1) Excludes debt, finance leases, and other financing.

(2) Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Six Months Ended
	6/30/21	6/30/20
Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$185	$157

Net cash provided by operating activities (3)	1,367	796
Net cash used in investing activities	(851)	(1,168)
Cash flows from operating and investing activities	516	(372)
Net cash provided by (used in) financing activities	(409)	1,819

Total Cash Flows	$107	$1,447

End of Period Cash and Cash Equivalents, Including Restricted Amounts (4)	$292	$1,604

(3) Includes the impact of a $531 million pension contribution in 2020.

(4) In June 2021, CMS Energy entered into an agreement for EnerBank to merge with Regions Bank.  As a result, EnerBank's cash and cash equivalents are presented as assets held for sale on CMS Energy's consolidated balance sheets at June 30, 2021 and June 30, 2020.

CMS ENERGY CORPORATION

Reconciliation of GAAP to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Six Months Ended
	6/30/21	6/30/20	6/30/21	6/30/20
Net Income Available to Common Stockholders	$176	$136	$525	$379
Reconciling items:
Disposal of discontinued operations (gain) loss	5	-	5	-
Tax impact	(1)	-	(1)	-
Other exclusions from adjusted earnings**	*	4	(1)	7
Tax impact	(* )	(1)	*	(1)
Tax reform	-	-	-	(9)
Voluntary separation program	-	(* )	-	11
Tax impact	-	*	-	(3)

Adjusted net income – non-GAAP	$180	$139	$528	$384
Additional reconciling items:
Adjusted discontinued operations income - non-GAAP	(30)	(11)	(73)	(28)
Tax impact	8	3	17	6

Adjusted continuing operations net income – non-GAAP	$158	$131	$472	$362

Average Common Shares Outstanding
Basic	289.0	285.5	288.8	284.4
Diluted	289.4	286.5	289.3	285.8

Basic Earnings Per Average Common Share
Reported net income per share	$0.61	$0.48	$1.82	$1.33
Reconciling items:
Disposal of discontinued operations (gain) loss	0.02	-	0.02	-
Tax impact	(0.01)	-	(0.01)	-
Other exclusions from adjusted earnings**	*	0.02	(* )	0.03
Tax impact	(* )	(0.01)	*	(0.01)
Tax reform	-	-	-	(0.03)
Voluntary separation program	-	(* )	-	0.04
Tax impact	-	*	-	(0.01)

Adjusted net income per share – non-GAAP	$0.62	$0.49	$1.83	$1.35
Additional reconciling items:
Adjusted discontinued operations income - non-GAAP	(0.10)	(0.04)	(0.25)	(0.10)
Tax impact	0.03	0.01	0.06	0.02

Adjusted continuing operations net income per share – non-GAAP	$0.55	$0.46	$1.64	$1.27

Diluted Earnings Per Average Common Share
Reported net income per share	$0.61	$0.48	$1.82	$1.33
Reconciling items:
Disposal of discontinued operations (gain) loss	0.02	-	0.02	-
Tax impact	(0.01)	-	(0.01)	-
Other exclusions from adjusted earnings**	*	0.02	(* )	0.03
Tax impact	(* )	(0.01)	*	(0.01)
Tax reform	-	-	-	(0.03)
Voluntary separation program	-	(* )	-	0.04
Tax impact	-	*	-	(0.01)

Adjusted net income per share – non-GAAP	$0.62	$0.49	$1.83	$1.35
Additional reconciling items:
Adjusted discontinued operations income - non-GAAP	(0.10)	(0.04)	(0.25)	(0.10)
Tax impact	0.03	0.01	0.06	0.02

Adjusted continuing operations net income per share – non-GAAP	$0.55	$0.46	$1.64	$1.27

* Less than $0.5 million or $0.01 per share.

** Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense, or other items.  The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

CMS ENERGY CORPORATION

Reconciliation of GAAP to Non-GAAP Adjusted Net Income from Continuing and Discontinued Operations

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Six Months Ended
	6/30/21		6/30/20		6/30/21	6/30/20
Net Income Available to Common Stockholders
Reported net income from continuing operations available to common stockholders	$158		$128		$473	$357
Reconciling items:
Other exclusions from adjusted earnings**	*		4		(1)	7
Tax impact	(*	)	(1)		*	(1)
Tax reform	-		-		-	(9)
Voluntary separation program	-		(*	)	-	11
Tax impact	-		*		-	(3)

Adjusted net income from continuing operations – non-GAAP	$158		$131		$472	$362

Reported net income from discontinued operations available to common stockholders	$18		$8		$52	$22
Reconciling items:
Disposal of discontinued operations (gain) loss	5		-		5	-
Tax impact	(1)		-		(1)	-

Adjusted net income from discontinued operations – non-GAAP	$22		$8		$56	$22

Average Common Shares Outstanding
Basic	289.0		285.5		288.8	284.4
Diluted	289.4		286.5		289.3	285.8

Basic Earnings Per Average Common Share
Reported net income from continuing operations per average common share available to common stockholders	$0.55		$0.45		$1.64	$1.25
Reconciling items:
Other exclusions from adjusted earnings**	*		0.02		(* )	0.03
Tax impact	(*	)	(0.01)		*	(0.01)
Tax reform	-		-		-	(0.03)
Voluntary separation program	-		(*	)	-	0.04
Tax impact	-		*		-	(0.01)

Adjusted net income from continuing operations per average common share – non-GAAP	$0.55		$0.46		$1.64	$1.27

Reported net income from discontinued operations per average common share available to common stockholders	$0.06		$0.03		$0.18	$0.08
Reconciling items:
Disposal of discontinued operations (gain) loss	0.02		-		0.02	-
Tax impact	(0.01)		-		(0.01)	-

Adjusted net income from discontinued operations per average common share – non-GAAP	$0.07		$0.03		$0.19	$0.08

Diluted Earnings Per Average Common Share
Reported net income from continuing operations per average common share available to common stockholders	$0.55		$0.45		$1.64	$1.25
Reconciling items:
Other exclusions from adjusted earnings**	*		0.02		(* )	0.03
Tax impact	(*	)	(0.01)		*	(0.01)
Tax reform	-		-		-	(0.03)
Voluntary separation program	-		(*	)	-	0.04
Tax impact	-		*		-	(0.01)

Adjusted net income from continuing operations per average common share – non-GAAP	$0.55		$0.46		$1.64	$1.27

Reported net income from discontinued operations per average common share available to common stockholders	$0.06		$0.03		$0.18	$0.08
Reconciling items:
Disposal of discontinued operations (gain) loss	0.02		-		0.02	-
Tax impact	(0.01)		-		(0.01)	-

Adjusted net income from discontinued operations per average common share – non-GAAP	$0.07		$0.03		$0.19	$0.08

* Less than $0.5 million or $0.01 per share.

** Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense, or other items.  The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.